SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 23, 2001



                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                                                             47-0210602
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado 80021
(Address of principal executive offices)(Zip code)


                                  720-888-1000
               (Registrant's telephone number including area code)



                                 Not applicable
         (Former name and former address, if changed since last report)

Item 5.  Other Events

     On October 23, 2001, Level 3 Communications, Inc. ("Level 3") announced that Level 3 Finance, LLC ("Level 3 Finance"), its first tier, wholly owned subsidiary, had completed Level 3 Finance's "Modified Dutch Auction" tender offers for a portion of Level 3's outstanding debt and convertible debt securities, which were commenced on September 10, 2001 and expired at 11:59 p.m. New York City time on October 22, 2001. On October 23, 2001, Level 3 issued a press release relating to the completion of the tender offers by Level 3 Finance. This press release, which summarizes the results of each tender offer, is filed as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full.


Item 7.  Financial Statements and Exhibits

(a)      Financial Statements of business acquired

                  None

(b)      Pro forma financial information

                  None

(c)      Exhibits

     99.1 October 23, 2001 Press Release relating to the tender offers.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    Level 3 Communications, Inc.

October 23, 2001                                    By:    /s/ Neil J. Eckstein
Date                                           Neil J. Eckstein, Vice President